Exhibit 99.1

ACKNOWLEDGMENT

This Acknowledgment (this “Acknowledgment”) is entered into this 15th day of April 2009 by and among NationsHealth, Inc., a Delaware corporation (the “Company”), NationsHealth Holdings, L.L.C., a Florida limited liability company and a wholly-owned subsidiary of the Company (“NH LLC”), United States Pharmaceutical Group, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company (“USPG,” and together with the Company and NH LLC, the “Issuers”), and MHR Capital Partners Master Account LP (as assignee of MHR Capital Partners (500) LP (formerly known as MHR Capital Partners LP)), OTQ LLC and MHR Capital Partners (100) LP (each such holder, including the successors and assigns of any such holder, a “Holder” and, all such holders and their respective successors and assigns collectively, the “Holders”) and MHR Capital Partners (500) LP, as collateral agent (the “Collateral Agent”).

Recitals

WHEREAS, the Issuers and the Holders are parties to that certain Investment Unit Purchase Agreement dated February 28, 2005 (the “Purchase Agreement”), pursuant to which the parties thereto entered into various other agreements related to the transactions contemplated by the Purchase Agreement, including, but not limited to, those certain 7 3/4% Convertible Secured Notes dated February 28, 2005 (each a “Convertible Note,” and collectively, the “Convertible Notes”) in the principal amounts of $7,551,403 (N-1-A) in favor of MHR Capital Partners Master Account LP (replacement note dated February 5, 2007), $1,008,597 in favor of MHR Capital Partners (100) LP (N-2) and $6,440,000 in favor of OTQ LLC (N-3), that certain Registration Rights Agreement dated February 28, 2005 by and among the Company and the Holders (the “Registration Rights Agreements”, and collectively with the Purchase Agreement, the Convertible Notes, and all other documents entered into as part of the transactions contemplated by the Purchase Agreement, or to be entered into as a direct result of those transactions (such as the form of Warrant Agreement attached to the Convertible Notes as Exhibit C), the “Transaction Agreements”);

WHEREAS, following the filing by the Company of a Form 12b-25 on March 31, 2009, the deadline for the Company to file its Form 10-K Annual Report for the year-ended December 31, 2008 (the “2008 Form 10-K”) with the Securities and Exchange Commission (the “SEC”) is April 15, 2009 (the “Filing Deadline”);

WHEREAS, the Transaction Agreements contain certain covenants relating to the Company timely filing reports with the SEC, including the 2008 Form 10-K, and the Company acknowledges and agrees that in the absence of this Acknowledgement, the Company would not have met the Filing Deadline pursuant to the Transaction Agreements and therefore would not have complied with the Transaction Agreements;

WHEREAS, each of the Holders, pursuant to the terms of this Acknowledgement, is agreeable to acknowledging that, if, and only if, the 2008 Form 10-K is duly filed with the SEC on or before April 22, 2009 (the “Extended Filing Deadline”), such filing would satisfy the requirements in Section 4(f) of the Purchase Agreement and Section 2(d)(ii) of the Convertible Notes (solely as it relates to compliance by the Issuers with Section 4(f) of the Purchase Agreement) for the 2008 Form 10-K, provided that the Issuers comply with all of their other obligations under these provisions and under the Transaction Agreements; and

WHEREAS, all capitalized terms not otherwise defined herein shall have their meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, receipt and the sufficiency of which are hereby acknowledged, the parties agree and acknowledge as follows:

1. Each of the Holders and the Collateral Agent hereby acknowledge that, if, and only if, the 2008 Form 10-K is duly filed with the SEC on or before April 22, 2009 (the “Extended Filing Deadline”), such filing would satisfy the requirements in Section 4(f) of the Purchase Agreement and Section 2(d)(ii) of the Convertible Notes (solely as it relates to compliance by the Issuers with Section 4(f) of the Purchase Agreement) for the 2008 Form 10-K, provided that the Issuers comply with all of their other obligations under these provisions and under the Transaction Agreements. The parties hereto acknowledge and agree that the failure to file 2008 Form 10-K with the SEC on or before the Extended Filing Deadline (as it may be extended pursuant to Section 3 below) will be an immediate Event of Default under the Convertible Notes.

2. Each of the Issuers agrees not to enter into any transaction, agreement or arrangement outside of the ordinary course of business until the earlier to occur of (a) the filing of the 2008 Form 10-K or (b) the Expiration of the Extended Filing Deadline (as it may be extended pursuant to Section 3 below), provided that submission of borrowing certificates by any of the Issuers to CapitalSource Finance LLC (“CapitalSource”) and waivers of defaults by CapitalSource, in each case pursuant to the Third Amended and Restated Revolving Credit, Term Loan and Security Agreement, among the Issuers and CapitalSource, dated as of April 11, 2007, as amended, shall be deemed to be in the ordinary course of business.

3. The Extended Filing Deadline will be extended for an additional, but not longer than, eight (8) calendar days (or such shorter period as the Holders may in their sole discretion determine), from the Extended Filing Deadline (i.e., until not later than April 30, 2009) in the event the Holders confirm to the Company their agreement to such extension and the term thereof.

4. All other terms of the Transaction Agreements remain in full force and effect and in all other respects are hereby ratified and confirmed and the Holders shall not be deemed to have made any acknowledgment, agreement or waiver concerning any other provisions thereof except as expressly set forth herein. The Holders and the Collateral Agent fully reserve any and all of their rights, remedies and defenses under the Transaction Agreements and at law or in equity except as expressly set forth herein. Except as expressly stated in this Acknowledgment, the acknowledgment set forth above shall be limited precisely as written and nothing in this Acknowledgment shall be deemed to constitute a waiver of compliance by the Issuers with respect to the Transaction Agreements or prejudice any right or remedy that the Holders or the Collateral Agent may now have or may have in the future under or in connection with the Transaction Agreements or may have in the future under or in connection with the Transaction Agreements. Except as expressly set forth herein, this Acknowledgment shall not be used in connection with or affect any other requests by the parties hereto under any of the Transaction Agreements.

5. The Issuers hereby acknowledge that the Holders may disclose this Acknowledgment pursuant to SEC filing obligations to which the Holders may be subject at any time and from time to time (including, without limitation, pursuant to filing obligations under Rule 13d under the Securities Exchange Act of 1934, as amended).

6. The Issuers acknowledge that all costs, fees and expenses incurred by the Holders or the Collateral Agent, including any counsel fees and expenses, with respect this Acknowledgment and the documents and transactions contemplated hereby shall be for the account of the Issuers, and in addition to, and not in limitation of, any other provision contained in the Transaction Agreements with respect thereto, the Issuers absolutely and unconditionally agree to pay to the Holders and the Collateral Agent, on demand by either of them, all expenses which have been or which shall at any time be incurred or sustained by the Holders or the Collateral Agent or any of their respective agents as a consequence of or in any way in connection with the preparation, negotiation, execution or delivery of this Acknowledgment, any SEC filings prepared or reviewed in connection therewith.

7. This Acknowledgment may be executed in any number of counterparts (including by facsimile and portable document format (PDF) transmission), each of which shall be deemed to be an original, but all of which together shall constitute one binding agreement on the parties, notwithstanding that not all parties are signatories to the same counterpart.

8. This Acknowledgment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof. The parties hereby irrevocably submit to the exclusive personal jurisdiction of any state or federal court in the State of New York, County of New York, for any actions, suits or proceedings arising out of or relating to this Acknowledgment and the transactions contemplated hereby.

9. This Acknowledgment shall be binding upon each party’s successors and assigns. No modification of this Acknowledgment or waiver of the terms and conditions hereof shall be binding upon a party, unless approved in writing by such party.

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IN WITNESS WHEREOF, the parties have duly executed this Acknowledgment as of the day and year first set forth above.

COMPANY:	NATIONSHEALTH, INC.

	By:	/s/ Glenn Parker

Name: Glenn Parker
Title: CEO

SUBSIDIARIES:	NATIONSHEALTH HOLDINGS, L.L.C.

	By:	/s/ Glenn Parker

Name: Glenn Parker
Title: CEO

UNITED STATES PHARMACEUTICAL
GROUP, L.L.C.

	By:	/s/ Glenn Parker

Name: Glenn Parker
Title: CEO

HOLDERS AND	MHR CAPITAL PARTNERS MASTER
COLLATERAL AGENT:	ACCOUNT, LP, as a Holder
By: MHR Advisors LLC, its general partner

	By:	/s/ Mark Rachesky

Name: Mark Rachesky
Title: Authorized Signatory

OTQ LLC, as a Holder

	By:	/s/ Mark Rachesky

Name: Mark Rachesky
Title: Authorized Signatory

MHR CAPITAL PARTNERS (100) LP, as a Holder
By: MHR Advisors LLC, its general partner

	By:	/s/ Mark Rachesky

Name: Mark Rachesky
Title: Authorized Signatory

MHR CAPITAL PARTNERS (500) LP
as Collateral Agent
By: MHR Advisors LLC, its general partner

	By:	/s/ Mark Rachesky

Name: Mark Rachesky
Title: Authorized Signatory